SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2014

WESTERN GRAPHITE INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54665	20-8055672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hudson Bay Centre 2 Bloor Street East, Suite 3500, Toronto, Ontario M4W1A8

 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (416) 915-1661

Prepared By:

Sunny J. Barkats, Esq.

JS Barkats, PLLC

18 East 41st Street, 14th Floor

New York, NY 10017

P: (646) 502-7001

F: (646) 607-5544

www.JSBarkats.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5. Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 26, 2014, Lauren Notar, President, Chief Executive Officer and Chairman of the Board of Western Graphite Inc. (the “Company” or “Registrant”), tendered her resignation from her duties and positions with the Company (“Resignation Letter,” attached hereto as Exhibit 1). David Wimberly shall assume Ms. Notar’s duties and positions as the Company’s President, Chief Executive Officer and Chairman of the Board, effective immediately upon Ms. Notar’s resignation.

Item 9.01	Financial Statements and Exhibits

Exhibits:

Exhibit 1: Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2014	Western Graphite Inc.

	By:	/s/David Wimberly
David Wimberly
Chief Executive Officer